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                                                                EXHIBIT 10.27


                       FIRST AMENDMENT TO LEASE AGREEMENT

                                      among

                    NOVA REALTY ASSOCIATES and SELFCARE, INC.


THIS AMENDMENT, dated as of August 9,1999 is by and between NOVA REALTY ASSOCIATES ("the Landlord") and SELFCARE, INC. (the "Tenant"), parties to a Lease Agreement dated as of September 23, 1996 (the "Lease Agreement").

WHEREAS, the Landlord and the Tenant have entered into the Lease Agreement;

WHEREAS, the Landlord and the Tenant now desire to amend the Lease Agreement in certain respects;

NOW THEREFORE, the Landlord and the Tenant hereby agree as follows:

1. Amendments. The Lease Agreement is amended as follows:

     1.1 ARTICLE I of the Lease Agreement is hereby amended to amend and restate the following subjects:

          "COMMENCEMENT DATE" - at the expiration of the original lease term (December 31, 1999), as stated in the Lease Agreement, COMMENCEMENT DATE shall mean January 1, 2000.

          "RENT COMMENCEMENT DATE" - at the expiration of the original lease term (December 31, 1999), as stated in the Lease Agreement, RENT COMMENCEMENT DATE shall mean January 1, 2000.

          "TERM EXPIRATION DATE" - at the expiration of the original lease term (December 31, 1999), as stated in the Lease Agreement, TERM EXPIRATION DATE shall mean December 31, 2001.

          "TERM" shall mean (2) two years.

     1.2 ARTICLE II of the Lease Agreement is hereby amended to amend and restate the following subject:

          "TERM" - at the expiration of the original lease term (December 31, 1999), as stated in the Lease Agreement, TERM shall mean commencing on January 1, 2000 the "Commencement Date" and continuing until the Term Expiration Date, December 31, 2001 unless sooner terminated as provided in the Lease Agreement and the First Amendment to the Lease Agreement dated August 9, 1999.



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     1.3  ARTICLE VIII of the Lease Agreement is hereby amended to amend and restate the following subject:

         "TERMINATION OF LEASE AGREEMENT" - The Landlord or the Tenant reserves the right to terminate the Lease Agreement by giving the other party (180) days notice in writing.

     1.4  ARTICLE X of the Lease Agreement is hereby amended to amend:

          "OPTION TO EXTEND" - at the expiration of the original lease term (December 31, 1999), as stated in the Lease Agreement, OPTION TO EXTEND (specifically, paragraph 10.13 in its entirety) shall be stricken from the Lease Agreement.

          All other articles, paragraphs and provisions of the original Lease Agreement remain unchanged and in force.

          EXECUTED as a sealed instrument on this the 9th day of August, 1999.


          LANDLORD:  NOVA REALTY ASSOCIATES

          By: /s/ Frank Manganaro
              ---------------------------

          Its:    General Partner
              ---------------------------


          TENANT:    SELFCARE, INC.

          By: /s/ Kenneth D. Legg
              ---------------------------

          Its:    Vice President
              ---------------------------